STOCK AND WARRANT PURCHASE AGREEMENT

                                 By and Among

                        FIRST STERLING VENTURES CORP.

                                     and

                                FRANK HEVRDEJS

                                as Purchasers

                                      and

                            EQUALNET HOLDING CORP.

                                   as Issuer

                          Dated as of March 26, 1998
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                               TABLE OF CONTENTS

                                                                          Page


1.    PURCHASE AND SALE OF SECURITIES; CLOSING.............................  1
      1.1.  PURCHASE AND SALE OF SECURITIES................................  1
      1.2.  CLOSING........................................................  2

2.    PURCHASERS' CONDITIONS OF CLOSING....................................  2
      2.1.  REPRESENTATIONS AND WARRANTIES.................................  2
      2.2.  PURCHASE PERMITTED BY APPLICABLE LAWS..........................  2
      2.3.  COMPLIANCE WITH SECURITIES LAWS................................  2

3.    COMPANY'S CONDITIONS OF CLOSING......................................  2
      3.1.  REPRESENTATIONS AND WARRANTIES.................................  2
      3.2.  PURCHASE OF SECURITIES.........................................  2
      3.3.  NO ADVERSE ACTION OR DECISION..................................  2

4.    REPRESENTATIONS AND WARRANTIES.......................................  3
      4.1.  CORPORATE EXISTENCE............................................  3
      4.2.  CORPORATE POWER AND AUTHORIZATION..............................  3
      4.3.  BINDING OBLIGATIONS............................................  3

5.    REPRESENTATIONS AND WARRANTIES OF PURCHASERS.........................  3
      5.1.  PURCHASE FOR INVESTMENT........................................  3
      5.2.  AUTHORIZATION; NO CONFLICT.....................................  4

6.    TERMINATION, AMENDMENT AND WAIVER....................................  5
      6.1.  TERMINATION....................................................  5
      6.2.  EFFECT OF TERMINATION..........................................  5

7.    MISCELLANEOUS........................................................  5
      7.1.  AMENDMENT......................................................  5
      7.2.  EXTENSION; WAIVER..............................................  5
      7.3.  ASSIGNMENT.....................................................  6
      7.4.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................  6
      7.5.  SUCCESSORS AND ASSIGNS; NO THIRD PARTY.........................  6
      7.6.  NOTICES........................................................  6
      7.7.  DESCRIPTIVE HEADINGS...........................................  6
      7.8.  GOVERNING LAW; CONSENT TO JURISDICTION.........................  6
      7.9.  REMEDIES.......................................................  7
      7.10. ENTIRE AGREEMENT...............................................  7
      7.11. SEVERABILITY...................................................  7
      7.12. COUNTERPARTS...................................................  7
      7.13. BROKERAGE......................................................  7

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                     STOCK AND WARRANT PURCHASE AGREEMENT

      This STOCK AND WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made as of March 26, 1998, by and among FIRST STERLING VENTURES CORP., a Texas corporation ("STERLING"), FRANK HEVRDEJS, an individual residing in Houston, Texas ("HEVRDEJS", and collectively with Sterling, "PURCHASERS", and each a "PURCHASER"), and EQUALNET HOLDING CORP., a Texas corporation (the "COMPANY").

                                   RECITALS

      Purchasers desire to purchase from the Company, and the Company desires to issue and sell to Purchasers, subject to the terms and conditions set forth herein, an aggregate of 1,333,333 shares of Common Stock (as hereinafter defined) of the Company and warrants to purchase an aggregate of 66,667 additional shares of Common Stock.

                                  AGREEMENTS

      In consideration of the recitals and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

              PURCHASE AND SALE OF SECURITIES; CLOSING.

              PURCHASE AND SALE OF SECURITIES.

                Subject to the terms and conditions herein set forth, the Company agrees to sell to Sterling and Sterling agrees to purchase from the Company, an aggregate of 666,667 shares (the "STERLING SHARES") of the Company's Common Stock, par value $.01 per share (the "COMMON STOCK") and warrants, exercisable for five years from the date of issuance, for the purchase of 33,334 additional shares of Common Stock at a purchase price of $1.50 per share (the "STERLING WARRANTS"), for an aggregate purchase price of $1,000,000.

                Subject to the terms and conditions herein set forth, the Company agrees to sell to Hevrdejs and Hevrdejs agrees to purchase from the Company, an aggregate of 666,666 shares (the "HEVRDEJS SHARES", and collectively with the Sterling Shares the "SHARES") of Common Stock and warrants, exercisable for five years from the date of issuance, for the purchase of 33,333 additional shares of Common Stock at a purchase price of $1.50 per share (the "HEVRDEJS WARRANTS", and collectively with the Sterling Warrants, the "WARRANTS", the Shares and Warrants being collectively referred to as the "SECURITIES"), for an aggregate purchase price of $1,000,000.

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              CLOSING. The purchase and delivery of the Securities shall take place at a closing (the "CLOSING") at the offices of Fulbright & Jaworski L.L.P., Houston, Texas, at 10:00 a.m., local time, on March 26, 1998, or at such other time and place or on such other business day thereafter as the parties hereto may agree (herein called the "CLOSING DATE"). On the Closing Date, the Company will deliver the Securities in definitive form against receipt of the purchase price therefor by wire transfer of immediately available funds to the Company, or by such other payment method as is mutually agreed to by the Purchasers and the Company.

              PURCHASERS' CONDITIONS OF CLOSING. The Purchasers' obligation to purchase and pay for the Securities is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 2.

              REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Paragraph 4 hereof shall be true in all material respects on and as of the Closing Date, except to the extent of changes caused by the transactions herein contemplated; and the Company shall have delivered to the Purchasers a certificate of a duly authorized officer of the Company, dated the Closing Date, to such effect.

              PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the Securities shall not be prohibited by any applicable law or governmental regulation.

              COMPLIANCE WITH SECURITIES LAWS. The offering and sale of the Securities under this Agreement shall have complied with all applicable requirements of federal and state securities laws.

              COMPANY'S CONDITIONS OF CLOSING. The Company's obligations to sell the Securities hereunder is subject to the satisfaction or waiver, on or before the Closing Date, of the conditions contained in this Section 3.

              REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Paragraph 5 hereof shall be true in all material respects on and as of the Closing Date; and the Purchasers shall have delivered to the Company a certificate of a duly authorized officer of Sterling and a certificate signed by Hevrdejs in his individual capacity, dated the Closing Date, to such effect.

              PURCHASE OF SECURITIES. The Purchasers shall have purchased and paid for the Securities.

              NO ADVERSE ACTION OR DECISION. There shall be no action, suit, investigation or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company or any of its properties or rights, or any of its affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise adversely affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Purchasers as of the date hereof and as of the Closing Date that:

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              CORPORATE EXISTENCE. The Company is a corporation duly organized, legally existing, and in good standing under the laws of the State of Texas.

              CORPORATE POWER AND AUTHORIZATION. The Company has the requisite corporate power and authority to issue the Securities and to execute, deliver, and perform its obligations under this Agreement and to consummate the transactions contemplated hereby (including the issuance, against payment therefor, of the shares of Common Stock issuable on exercise of the Warrants (the "WARRANT SHARES"). All action on the Company's part requisite for the due issuance, against payment therefor of the Securities and the Warrant Shares and for the due execution, delivery, and performance of this Agreement has been duly and effectively taken.

              BINDING OBLIGATIONS. This Agreement is enforceable in accordance with its terms (except that enforcement may be subject to (i) any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights (ii) general principles in equity regardless of whether such enforcement is sought in a proceeding in equity or at law, and except to the extent enforceability of the indemnification provisions may be limited under applicable securities laws).

              REPRESENTATIONS AND WARRANTIES OF PURCHASERS. To induce the Company to enter into this Agreement, each of Sterling and Hevrdejs represents and warrants to the Company that:

              PURCHASE FOR INVESTMENT.

                  Each Purchaser is acquiring the Securities for its own account and not with a view to the public resale or distribution of all or any part thereof in any transaction which would constitute a "distribution" within the meaning of the Securities Act of 1933 (the "SECURITIES ACT"). Each Purchaser acknowledges that it does not currently intend to assign its rights under this Agreement to any third party prior to the Closing.

                  Each Purchaser acknowledges that the Securities have not been registered under the Securities Act and that the Warrant Shares will not be registered under the Securities Act.

                  Each Purchaser is an "accredited investor" within the meaning of Rule 501 under Regulation D promulgated under the Securities Act, is experienced in evaluating investments in companies such as the Company, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the entire economic risk of its investment. Each Purchaser has made its own evaluation of its investment in the Securities, based upon such information as is available to it and without reliance upon the Company or any other person or entity, and each Purchaser agrees that neither the Company nor any other person or entity has any obligation to furnish any additional information to either Purchaser except as expressly set forth herein.

                  Each Purchaser acknowledges that it has been provided with copies of the Company's Annual Report on Form 10-K for the year ended June 30, 1997, as amended, each of the Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1997 and December 31, 1997, and each of the Company's Current Reports on Form 8-K filed

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      July 10, 1997, July 22, 1997 and March 10, 1998. Each Purchaser also acknowledges that the Company has advised it of the facts set forth on SCHEDULE A hereto (the "MATERIAL NON-PUBLIC INFORMATION"). Purchasers acknowledge that they are aware that the United States securities laws prohibit them, their representatives, and any person who has received Material Non-public Information about the Company from purchasing or selling securities of the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person will purchase or sell such securities in reliance on such information. Purchasers covenant and agree not to purchase or sell any securities of the Company (other than pursuant to this Agreement) or to communicate Material Non-public Information to any person until such time as all of the Material Non-public Information has been made public by the Company or the Company has informed the Purchasers that such information is no longer material.

                  Each Purchaser acknowledges that the Securities and the Warrant Shares may not be sold, transferred, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities (or the Warrant Shares, as applicable), or an available exemption from registration under the Securities Act, the Securities (or the Warrant Shares, as applicable) must be held indefinitely.

                  Purchaser agrees that the Shares (and the Warrant Shares) shall bear legends in substantially the following form:

      "THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED, EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (ii) AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT. ANY SALE PURSUANT TO CLAUSE (ii) OF THE PRECEDING SENTENCE MUST BE ACCOMPANIED BY AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH EXEMPTION FROM REGISTRATION IS AVAILABLE IN CONNECTION WITH SUCH SALE."

              AUTHORIZATION; NO CONFLICT. Sterling is a corporation duly organized, legally existing and in good standing under the laws of the State of Texas. Sterling has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. Hevrdejs has all requisite capacity and authority to enter into this Agreement and to carry out and perform his obligations under the terms of this Agreement. This Agreement is a legal, valid, and binding obligation of each Purchaser. The execution, delivery, and performance of this Agreement by Purchasers and the consummation by Purchasers of the transactions contemplated hereby will not conflict with or result in a default under the terms of the charter or bylaws of Sterling or any material contract, agreement, obligation or commitment applicable to either Purchaser.

              TERMINATION, AMENDMENT AND WAIVER.

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              TERMINATION. This Agreement may be terminated at any time prior to the Closing Date:

                  by mutual written consent of Purchasers and the Company;

                  by either Purchasers or the Company;

                        if the transaction contemplated by this Agreement shall
              not have been consummated on or before April 30, 1998, unless the failure to consummate the transaction contemplated by this Agreement is the result of a material breach of this Agreement by the party seeking to terminate this Agreement; or

                        if any permanent injunction or other order of a court or
              other competent authority preventing the consummation of the transactions contemplated by this Agreement shall have become final and nonappealable.

                  by Purchasers, if the Company breaches any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement; and

                  by the Company, if either Purchaser breaches any of its representations or warranties herein or fails to perform in any material respect any of its covenants, agreements or obligations under this Agreement.

              EFFECT OF TERMINATION. In the event of termination of this Agreement by either the Company or Purchasers as provided in Section 8A, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Purchaser or the Company.

              MISCELLANEOUS.

              AMENDMENT. This Agreement may be amended by the parties hereto at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

              EXTENSION; WAIVER. At any time prior to the Closing Date, the parties may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or the other acts of the other parties,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

              ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise, and any attempt at assignment shall be void.

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              SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement and shall terminate on the fourth anniversary of the Closing Date.

              SUCCESSORS AND ASSIGNS; NO THIRD PARTY. All covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto and, to the extent provided in this Agreement. Subject to the foregoing, nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

              NOTICES. All communications provided for hereunder shall be delivered personally or sent by registered or certified mail and, if to the Purchasers, to the address set forth on the signature page hereto and if to the Company addressed to it at EqualNet Holding Corp., 1250 Wood Branch Park Drive, Houston, Texas 77079-1212, Attn: General Counsel, with a copy to Fulbright & Jaworski L.L.P., 1301 McKinney, Suite 5100, Houston, Texas 77010, Attn: Robert
F. Gray, Jr., or to such other address with respect to any party as such party shall notify the other in writing. Within 5 days after the date of such mailing (save for any postal interruption) such communication shall be deemed to have been received.

              DESCRIPTIVE HEADINGS. The descriptive headings of the several Paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

              GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Texas without giving effect to the choice of law or conflicts principles thereof. Any legal action or proceeding with respect to this Agreement may be brought in the courts of the State of Texas or of the United States of America for the Southern District of Texas, and, by execution and delivery of this Agreement, the Company hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Purchaser and the Company irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its address set forth herein, such service to become effect 30 days after such mailing. Nothing herein shall affect the right of the Company or the Purchasers to serve process in any other manner permitted by law.

              REMEDIES. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the Company or the Purchasers, the Company or the Purchasers, as applicable, may proceed to protect and enforce its or their rights either by suit in equity and/or by action at law.

              ENTIRE AGREEMENT. This Agreement, including the Schedules hereto, and the other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto.

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              SEVERABILITY. Any provisions of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

              COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but which together shall constitute a single agreement.

              BROKERAGE. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

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              IN WITNESS WHEREOF, the parties hereto caused this Agreement to be duly executed and delivered as of the date first above written.


                                    EQUALNET HOLDING CORP.



                                    By: /S/ MICHAEL L.  HLINAK
                                    Name: MICHAEL L.  HLINAK
                                    Title: COO

                                    FIRST STERLING VENTURES CORP.



                                    By: /S/ FRANK J.  HEVRDEJS
                                    Name: FRANK J.  HEVRDEJS
                                    Title: PRESIDENT

                                    address for notices:

                                    8 GREENWAY PLAZA, SUITE 702
                                    Houston, Texas 77046-0801



                                    FRANK HEVRDEJS


                                    /S/ FRANK J.  HEVRDEJS

                                    address for notices:

                                    8 GREENWAY PLAZA, SUITE 702
                                    Houston, Texas 77046-0801

                                      8